EXHIBIT 23.1
                                                                    ------------

CONSENT OF MARCUM & KLIEGMAN LLP




                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Voicenet, Inc.:

     We consent to incorporation by reference of our report dated April 7, 1999 of the financial statements of Voicenet, Inc. for the years ended December 31, 1997 and 1998 in the Registration Statement (Form S-8).


                                                /s/ Marcum & Kliegman LLP

                                                MARCUM & KLIEGMAN LLP


New York, New York

November 8, 1999